UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Buffalo Wild Wings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Buffalo Wild Wings, Inc. c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123 Buffalo Wild Wings, Inc. 5500 Wayzata Boulevard, Suite 1600 Minneapolis, MN 55416 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on Thursday, May 12, 2016 Dear Shareholder, The 2016 Annual Meeting of Shareholders of Buffalo Wild Wings, Inc. will be held at Sheraton, Minneapolis West, 12201 Ridgedale Drive, Minneapolis, MN 55305 Thursday, May 12, 2016, at 9:00 AM (CDT). Proposals to be considered at the Annual Meeting: (1) (2) to elect eight Directors to serve until the 2017 annual meeting of shareholders of the Company. to approve an advisory vote relating to executive offi Statement. to ratify the appointment of KPMG LLP. compensation as disclosed in the 2016 Proxy (3) (4) to consider and act upon such other business as may properly come before the meeting The Board of Directors recommends a vote “FOR” proposals. *Shareholders are cordially invited to attend the Annual Meeting and vote in person. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. COMPANY ID: PROXY NUMBER: The Proxy Materials are available for review at: http://www.cstproxy.com/buffalowildwings/2016 ACCOUNT NUMBER:

Buffalo Wild Wings, Inc. 5500 Wayzata Boulevard, Suite 1600 Minneapolis, MN 55416 Import ant Notice R e gard in g the Av ailab ility of Proxy Mat e rials For the Shareholder Meeting to be Held On Thursday, May 12, 2016. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 28, 2016 (10 business days before 5/12) to facilitate a timely delivery. The following Proxy Materials are available to you to review at: http://www.cstproxy.com/buffalowildwings/2016 - - - the Company’s Annual Report for the year ended December 27, 2015 the Company’s 2016 Proxy Statement. (including all attachments thereto). any amendments to the foregoing materials that are required to be furnished to shareholders. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number, and 10-digit account number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0690 or By logging on to http://www.cstproxy.com/buffalowildwings/2016 or By email at: proxy@continentalstock.com Please include the company name and your account number in the subject line.